Exhibit 99.1

101 East Grand River, P.O. Box 800

Howell, Michigan 48844-0800

517.546.3150

fnbh.com

For Immediate Release	For More Information
May 1, 2015	Tom Gisewhite, VP Marketing Director
517.545.2207

First National Bank Holding Company Announces Intent to Deregister as a Reporting Company with the SEC

Livingston County, MI. First National Bank, the only financial institution headquartered in Livingston County, announced today that the Board of Directors of its holding company, FNBH Bancorp, Inc. (the "Company") (OTCBB: FNHM), approved the voluntary deregistration of the Company as a reporting company with the Securities and Exchange Commission (the "SEC").

The Company intends to file a Form 15 with the SEC on or about May 4, 2015 in order to suspend the registration of common stock under Section 12 of the Securities and Exchange Act of 1934 (the "Exchange Act") and expects the deregistration to become effective 90 days after the Form 15 is filed. At such time, the Company's periodic reporting obligations under Sections 13 and 15(d) of the Exchange Act would be suspended, including its obligations to file annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company’s common stock will continue to be quoted and traded under the symbol “FNHM” on the OTCBB.

The Company’s decision to deregister the common stock follows the adoption of the federal Jumpstart Our Business Startups Act (the “JOBS Act”), which, among other things, allows bank holding companies to deregister with the SEC if they have fewer than 1,200 shareholders of record. The Company’s Board of Directors authorized the deregistration after concluding that the consequences of remaining an SEC reporting company, including the significant costs associated with regulatory compliance, outweighed the current benefits of remaining as a reporting company. The Board of Directors believes that the expense reductions inherent in deregistering its stock will benefit the Company and its shareholders and serve to maximize the long-term value of the Company. The Company will continue to be audited by an independent accounting firm. First National Bank will continue to report detailed quarterly financial results to the Federal Deposit Insurance Corporation via its Call Reports, which are publicly available on the FDIC’s website at www.fdic.gov.

First National Bank has been an integral part of the Livingston County community for more than 120 years.  First National is focused on providing practical financial services for families and businesses and does so through their 8 conveniently located Livingston County offices and online at FNBH.com.  As the only bank headquartered in Livingston County, First National takes great pride in its corporate citizenship and is known and respected for their support of causes and events that add to the quality of life across Livingston County. See our complete story at www.fnbh.com. ###

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect," "believe," "intend," "estimate," "project," "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to the Company's management as of the date of this announcement and do not purport to speak as of any other date. Forward-looking statements include the completion of the Company’s plans to deregister. Such statements reflect the view of the Company's management as of this date with respect to future events and are not guarantees of future events or performance, involve assumptions and are subject to substantial risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, actual results could differ materially from those discussed. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions, or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this announcement or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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